Exhibit 99.1

MidWestOne Financial Group, Inc. Announces Completion of $65.0 Million Subordinated Notes Offering

IOWA CITY, Iowa, July 24, 2020 (GLOBE NEWSWIRE) -- MidWestOne Financial Group, Inc. (Nasdaq – MOFG; the “Company”) announced today the issuance of $65 million aggregate principal amount of fixed-to-floating rate subordinated notes (the “Notes”) in a private placement transaction to certain qualified institutional buyers and institutional accredited investors. The Notes are intended to qualify as Tier 2 capital for regulatory purposes. The Company intends to use the net proceeds from the offering for general corporate purposes and to support its organic growth plans, including maintaining its regulatory capital ratios.

The Notes have an initial fixed rate of 5.75% per annum, mature on July 30, 2030, and become callable at the Company’s option beginning on July 30, 2025 (“call date”), subject to certain exceptions. Starting on the call date, the interest rate will reset quarterly to an interest rate per annum equal to the then current three-month term SOFR (Secured Overnight Financing Rate) plus 568 basis points.

Charles Funk, Chief Executive Officer of the Company, commented, “This successful capital raise is an affirmation of MidWestOne’s value proposition. This funding will allow us to continue capitalizing on opportunities on behalf of our customers, employees, communities, and shareholders. Through issuance of these notes, we have strengthened our capital levels, and we are pleased with the attractive pricing in the fixed income markets.”

The lead placement agent was Piper Sandler & Co. and co-placement agents were D.A. Davidson & Co. and Janney Montgomery Scott. Silver, Freedman, Taff & Tiernan LLP served as legal counsel to the placement agents and Barack Ferrazzano Kirschbaum & Nagelberg LLP served as legal counsel to the Company.

This press release is for informational purposes only and shall not constitute an offer to sell, or the solicitation of an offer to buy, any security, nor shall there by any sale in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption from the registration requirements. The indebtedness evidenced by the Notes is not a deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency or fund.

ABOUT MIDWESTONE FINANCIAL GROUP, INC.

MidWestOne Financial Group, Inc. is a financial holding company headquartered in Iowa City, Iowa. MidWestOne Financial is the parent company of MidWestOne Bank, which operates banking offices in Iowa, Minnesota, Wisconsin, Florida, and Colorado. MidWestOne provides electronic delivery of financial services through its website, MidWestOne.com. MidWestOne Financial Group, Inc. trades on the Nasdaq Global Select Market under the symbol “MOFG”.

Cautionary Note Regarding Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) effects of the COVID-19 pandemic, including its potential effects on the economic environment, our customers and our operations, as well as any changes to federal, state, or local government laws, regulations, or orders in connection with the pandemic; (2) government intervention in the U.S. financial system in response to the COVID-19 pandemic, including the effects of recent legislative, tax, accounting and regulatory actions and reforms including the Coronavirus Aid, Relief, and Economic Security Act; (3) credit quality deterioration or pronounced and sustained reduction in real estate market values causing an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (4) the effects of interest rates, including on our net income and the value of our securities portfolio; (5) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (6) fluctuations in the value of our investment securities; (7) governmental monetary and fiscal policies; (8) changes in benchmark interest rates used to price loans and deposits, including the expected elimination of LIBOR; (9) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators; (10) the ability to attract and retain key executives and employees experienced in banking and financial services; (11) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (12) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (13) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (14) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (15) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (16) the risks of mergers, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (17) volatility of rate-sensitive deposits; (18) operational risks, including data processing system failures or fraud; (19) asset/liability matching risks and liquidity risks; (20) the costs, effects and outcomes of existing or future litigation; (21) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business; (22) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board, such as the implementation of CECL; (23) war or terrorist activities, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (24) the effects of cyber-attacks; (25) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; and (26) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company.

For more information contact:

Peggy Hudson

Senior Vice President, CMO

1 563 589 0829

phudson@midwestone.com